SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ____)

Filed by the Registrant ☒

Filed by a Party other than the Registrant 

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BV Financial, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i) (1) and 0-11.

April 3, 2025

Dear Shareholder:

The Company is excited about the completion of our first full year as a public company with our stock reaching a high of $18.19 per share and ending the year at $17.22 per share, representing a return of 72.20% from our offering price of $10.00 per share.

Our net income declined for the first time in 3 years to $11.7 million or $1.09 per share producing a return on average assets of 1.32% and a return on average equity of 5.77%.

As part of our continuing evaluation of the Bank’s operation, we determined that it was in the Bank’s best interest to close our Aberdeen office. This closure had a minimal impact on our deposits.

In the fourth quarter, the Company began a stock buy back program announcing the intention to purchase up to 10% of the outstanding stock. The full 10% repurchase was completed in January 2025.

We are pleased to announce that S & P rated the Bank as the 5thbest performing community bank under $10 billion in the Northeast United States for 2024.

Management and the Board continue to focus on deploying our capital in a manner that will provide our shareholders with the best possible return on their investment. We realize that this process may take several years to complete in a safe and sound manner.

Finally, we would like to thank all our shareholders for their continued support of the Company.

Sincerely,

Timothy L. Prindle	David M. Flair
Co-President and Chief Executive Officer	Co-President and Chief Executive Officer

BV Financial, Inc.

7114 North Point Road

Baltimore, Maryland 21219

(410) 477-5000

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE 3:00 p.m., local time, Thursday, May 8, 2025

PLACE 532 Eastern Boulevard, Essex, Maryland

ITEMS OF BUSINESS (1) The election of four directors each to serve for a term of three years;

(2) The ratification of the appointment of Forvis Mazars, LLP to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2025; and

(3) The transaction of any other business that may properly come before the meeting and any adjournment or postponement of the meeting. (Note: The Board of Directors is not aware of any other business to come before the meeting.)

RECORD DATE To be eligible to vote, you must have been a stockholder as of the close of business on March 14, 2025.

PROXY VOTING It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet, by telephone, or by mail by completing and returning the accompanying proxy card in the accompanying self-addressed envelope. Voting instructions are printed on the proxy card. You may revoke a proxy at any time before its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Samantha M. Perouty

Corporate Secretary

Baltimore, Maryland

April 3, 2025

BV FINANCIAL, INC.

_________________________

PROXY STATEMENT

FOR

2025 ANNUAL MEETING OF STOCKHOLDERS

_________________________

GENERAL INFORMATION

BV Financial, Inc. is providing this proxy statement to you in connection with the solicitation of proxies by its Board of Directors only for use at the 2025 annual meeting of stockholders and for any adjournment or postponement of the annual meeting. In this proxy statement, we may also refer to BV Financial, Inc. as “BV Financial,” the “Company,” “we,” “our” or “us.” BayVanguard Bank is the wholly-owned subsidiary of BV Financial.

We will hold the annual meeting at 532 Eastern Boulevard, Essex, Maryland on Thursday, May 8, 2025 at 3:00 p.m., local time.

We intend to mail this proxy statement and a proxy card to stockholders of record beginning on or about April 3, 2025.

Important Notice Regarding the Availability of Proxy Materials

for the STOCKholder Meeting to Be Held on MAY 8, 2025

This proxy statement and our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available on the Internet at [https://www.edocumentview.com/BVFL]. The Annual Report includes our audited consolidated financial statements for the fiscal year ended December 31, 2024.

INFORMATION ABOUT VOTING

Who May Vote at the Meeting

You are entitled to vote your shares of BV Financial common stock that you owned as of the close of business on March 14, 2025. As of the close of business on that date, 10,594,044 shares of common stock were outstanding. Each share of common stock has one vote.

Our Articles of Incorporation provide that record holders of common stock who beneficially own, either directly or indirectly, more than 10% of our outstanding shares of common stock are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Ownership of Shares

You may own your shares of common stock of BV Financial in one or more of the following ways:

•
Directly in your name as the stockholder of record;

•
Indirectly through a broker, bank or other holder of record in “street name”;

•
Indirectly through the BayVanguard Bank 401(k) Profit Sharing Plan (the “401(k) Plan”); or

•
Indirectly through the BayVanguard Bank Employee Stock Ownership Plan (the “ESOP”).

If your shares are registered directly in your name, you are the holder of record of those shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us to vote at the annual meeting or you may vote in person at the annual meeting.

If you hold your shares in “street name,” you are considered the beneficial owner of your shares and your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by completing a voting instruction form provided by your broker, bank or other holder of record that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Refer to the voting instruction form that accompanies your proxy materials. If you want to vote your shares of common stock held in street name in person at the annual meeting, you must obtain a written proxy in your name from the broker, bank or other holder who is the record holder of your shares.

If you own shares of common stock indirectly through the 401(k) Plan or are a participant in the ESOP, see “Participants in the ESOP and 401(k) Plan” below.

Attending the Meeting

Stockholders are invited to attend the annual meeting. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. Examples of proof of ownership are a recent brokerage account statement or a letter from your bank or broker.

Quorum and Vote Required

Quorum. We will have a quorum and be able to conduct the business of the annual meeting if a majority of the outstanding shares of BV Financial common stock entitled to vote, represented in person or by proxy, is present at the meeting.

Votes Required for Proposals. At this year’s annual meeting, stockholders will vote to elect four directors each to serve for a term of three years. In voting to elect the directors (Item 1), you may vote in favor of the nominees or withhold your vote as to the any or all of the nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting.

In voting to ratify the appointment of the independent registered public accounting firm (Item 2), you may vote in favor of the proposal, against the proposal or abstain from voting. The affirmative vote of a majority of the votes cast at the annual meeting is required to approve each of this proposal.

Broker Non-Votes; Effect of Not Casting Your Vote

If you hold your shares in street name through a broker, bank or other nominee of record, it is critical that you provide voting instructions if you want your vote to count in the election of directors (Item 1). Your broker, bank or other holder of record does not have discretion to vote your uninstructed shares with respect to this item. Therefore, if you hold your shares in street name and you do not instruct your broker or other holder of record on how to vote with respect to this item, no votes will be cast on your behalf with respect to this item. These are referred to as “broker non-votes.” Your broker, bank or other holder of record, however, does have discretion to vote any uninstructed shares on the ratification of the appointment of the independent registered public accounting firm (Item 2). If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

How We Count the Votes

If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election. In counting votes to ratify the appointment of the independent registered public accounting firm, broker non-votes and abstentions will have no effect on the outcome of these votes.

Voting by Proxy

We are sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the designated proxies named by the Board of Directors. All shares of common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by our Board of Directors.

The Board of Directors unanimously recommends a vote:

•
“FOR” each nominee for director; and

•
“FOR” the ratification of the appointment of Forvis Mazars, LLP to serve as the independent registered public accounting firm.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment as to how to vote your shares. This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your common stock may be voted by the persons named on the proxy card on the new meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

Voting Via the Internet or by Telephone

Instead of voting by mailing a proxy card, registered stockholders can vote their shares of BV Financial common stock via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet and telephone voting are set forth on the proxy card. The deadline for voting via the Internet or by telephone is 11:59 p.m., Eastern Time, on May 7, 2025.

Revoking Your Proxy

Whether you vote by mail or via the Internet or by telephone, if you are a registered stockholder, you may revoke your proxy by:

•
sending a written statement to that effect to our Corporate Secretary;

•
submitting a properly signed proxy card with a later date;

•
voting via the Internet or by telephone at a later time so long as such vote is received by the applicable time and date set forth above for registered stockholders; or

•
voting in person at the annual meeting (Note: Attendance at the annual meeting will not in itself constitute revocation of your proxy).

If you hold your shares through a bank, broker, trustee or nominee and you have instructed the bank, broker, trustee or nominee to vote your shares, you must follow the directions received from your bank, broker, trustee or nominee to change those instructions.

Participants in the ESOP and the 401(k) Plan

If you are a participant in the ESOP, you will receive a voting instruction card that reflects all the shares that you may direct the ESOP trustee to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but you may direct the trustee how to vote the shares of BV Financial common stock allocated to your ESOP account. The ESOP trustee will vote all unallocated shares of BV Financial common stock held by the ESOP and all allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions.

If you hold shares of Company common stock in the 401(k) Plan, you will receive a voting instruction card that reflects all shares that you may direct the 401(k) Plan trustee to vote on your behalf under the 401(k) Plan. Under the terms of the 401(k) Plan, you may direct the 401(k) Plan trustee how to vote the shares allocated to your account. If the 401(k) Plan trustee does not receive your voting instructions, the 401(k) Plan trustee will be instructed to vote your shares in the same proportion as the voting instructions received from other 401(k) Plan participants.

The deadline for returning your voting instruction cards to the ESOP trustee and/or the 401(k) Plan trustee is May 1, 2025.

CORPORATE GOVERNANCE

General

The Company periodically reviews its corporate governance policies and procedures to ensure that it meets the highest standards of ethical conduct, reports results with accuracy and transparency and fully complies with the laws, rules and regulations that govern its operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Director Independence

The Board of Directors currently consists of ten members. The Board of Directors has determined that each of our directors, with the exception of Co-President and Chief Executive Officers David M. Flair and Timothy L. Prindle, is “independent” as defined in the listing standards of the Nasdaq Stock Market. Messrs. Flair and Prindle are not independent because they are executive officers. In determining the independence of directors, the Board of Directors has considered transactions, relationships and arrangements between the Company and its directors disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers—Transactions with Related Persons.”

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors has determined that the separation of the offices of Chairperson of the Board and Co-President and Chief Executive Officers enhances Board independence and oversight. Moreover, the separation of these offices allows the Co-President and Chief Executive Officers to better focus on their responsibilities of managing the daily operations of the Company and BayVanguard Bank, while allowing the Chairperson of the Board to lead the Board of Directors in its fundamental role of providing advice to, and independent oversight of, management. Gary T. Amereihn serves as the Chairperson of the Board, and he is considered independent under the listing standards of the Nasdaq Stock Market.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face several risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Senior management also attends Board meetings and is available to address any questions or concerns raised by the Board of Directors on risk management and any other matters.

Committees of the Board of Directors

We conduct business through meetings of our board of directors and its committees. The board of directors of BV Financial has established standing committees, including a Compensation Committee, an Audit Committee and a Governance and Nominating Committee. Each of these committees operates under a written charter, which governs its composition, responsibilities and operations. The charters of all three committees are available in BV Financial Inc. Policies and Charters portion of the Investor Relations section of BayVanguard Bank’s website (www.bayvanguard.com).

The table below sets forth the directors of each of the listed standing committees. Each member of each committee meets the Nasdaq and the Securities and Exchange Commission independence requirements for such committee.

Audit Committee	Compensation Committee	Governance and Nominating Committee
William Streett Baldwin*	Gary T. Amereihn*	Joshua W. Posnick*
William B. Crompton	William Streett Baldwin	Brian McHale
Machteld V. Thomas	Joseph S. Galli	Machteld V. Thomas

* Denotes Chairperson

Audit Committee. The Audit Committee meets periodically with the independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. The Board of Directors has determined that William Streett Baldwin, a certified public accountant, is an “audit committee financial expert” as that term is defined in the rules and regulations of the Securities and Exchange Commission. The report of the Audit Committee required by the rules and regulations of the Securities and Exchange Commission is included in this proxy statement. See “Report of the Audit Committee.” The Audit Committee met 4 times in 2024.

Compensation Committee. The Compensation Committee approves the compensation objectives for the Company and BayVanguard Bank, establishes the compensation for the Company’s and the Bank’s senior management and conducts the performance review of the Co-President and Chief Executive Officers. The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters. The Compensation Committee is also responsible for administering the Company’s equity plans and approving grants under such plans. The Compensation Committee also considers the appropriate levels and form of director compensation and makes recommendations to the Board of Directors regarding director compensation. The Compensation Committee met 5 times in 2024.

Governance and Nominating Committee. The Governance and Nominating Committee assists the Board of Directors in: (1) identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (2) recommending to the Board the director nominees for the next annual meeting; (3) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (4) leading the Board in its annual review of the Board’s performance; and (5) recommending directors for each committee. The Governance and Nominating Committee met 1 time in 2024.

Considerations Respecting Director Nominees and Candidates

Minimum Qualifications for Director Nominees. The Governance and Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in our Bylaws, which include an age limitation provision and a requirement that the candidate has not been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board of Directors or committee governing documents.

If a candidate is deemed eligible for election to the Board of Directors, the Governance and Nominating Committee will then evaluate the following criteria in selecting nominees:

•
contributions to the range of talent, skill and expertise of the Board of Directors;

•
financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•
familiarity with our market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•
personal and professional integrity, honesty and reputation;

•
the ability to represent the best interests of our stockholders and the best interests of BV Financial;

•
the ability to devote sufficient time and energy to the performance of his or her duties;

•
independence, as that term is defined under applicable Securities and Exchange Commission and stock exchange listing criteria;

•
gender and ethnic diversity; and

•
equity holdings.

The Governance and Nominating Committee will also consider any other factors it deems relevant, including diversity, competition, size of the Board of Directors and regulatory disclosure obligations.

When nominating an existing director for re-election to the Board of Directors, the Governance and Nominating Committee will consider and review an existing director’s attendance and performance at Board meetings and at meetings of committees on which he or she serves; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Governance and Nominating Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Governance and Nominating Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities BayVanguard Bank serves. The Board of Directors will also consider director candidates recommended by stockholders according to the policy and procedures set forth below. The Governance and Nominating Committee has not used an independent search firm to identify nominees.

In evaluating potential nominees, the Governance and Nominating Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above. If such individual fulfills these criteria, the Governance and Nominating Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Consideration of Director Candidates Recommended by Stockholders. The Governance and Nominating Committee will consider director candidates recommended by stockholders who appear to be qualified to serve on our Board of Directors. However, the Governance and Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Governance and Nominating Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Governance and Nominating Committee’s resources, the Governance and Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Governance and Nominating Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Governance and Nominating Committee, care of the Corporate Secretary, at our main office:

•
A statement that the writer is a stockholder and is proposing a candidate for consideration by the Governance and Nominating Committee;
•
The name and address of the stockholder as they appear on our books, and of the beneficial owner, if any, on whose behalf the nomination is made;
•
The class or series and number of shares of our capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;
•
A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;
•
A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;
•
The name, age, personal and business address and the principal occupation of the candidate;
•
The candidate’s written consent to serve as a director;
•
A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on the Board of Directors; and
•
Such other information regarding the candidate or the stockholder as would be required to be included in our proxy statement pursuant to Regulation 14A of the Securities and Exchange Commission.

For a director candidate to be considered for nomination at an annual meeting of stockholders, the Governance and Nominating Committee must receive the recommendation at least 120 calendar days before the date of our proxy statement for the previous year’s annual meeting, advanced by one year.

Board and Committee Meetings

The business of BV Financial and BayVanguard Bank is conducted through meetings and activities of their respective Board of Directors and committees. During the year December 31, 2024, the Board of Directors of BV Financial held 4 meetings and the Board of Directors of BayVanguard Bank held 8 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and of the committees on which that director served.

Director Attendance at Annual Meeting

While BV Financial has no formal policy on director attendance at annual meetings of stockholders, directors are encouraged to attend. 8 of the ten directors attended the annual meeting of stockholders held on September 5, 2024.

Code of Ethics for Senior Officers

We maintain a Code of Ethics for Senior Officers, which includes the Company’s Co-Chief Executive Officers, Chief Financial Officer and Controller. The Code of Ethics for Senior Officers addresses conflicts of interest, the treatment of confidential information, and compliance with applicable laws, rules and regulations. In addition, it is designed to deter wrongdoing and promote honest and ethical conduct, and full and accurate disclosure. The Code of Ethics for Senior Officers is available in the BV Financial Inc. Policies and Charters portion of the Investor Relations section of BayVanguard Bank’s website (www.bayvanguard.com). Any amendments to and waivers from the Code of Ethics for Senior Officers will be disclosed in the Investor Relations section of BayVanguard Bank’s website.

Employee, Officer and Director Hedging

The Company does not have anti-hedging policies or procedures that are applicable to its directors, executive officers or employees who are not executive officers and as such, hedging transactions are not prohibited.

Insider Trading Policy

We have adopted an insider trading policy applicable to directors, officers and employees of the Company that governs the purchase, sale and/or other dispositions of our common shares and other securities by our directors, executive officers, employees and any member of his or her immediate family living in his or her household. The insider trading policy prohibits trading in Company securities when the director, executive or employee has material, non-public information about the Company.

In addition to the above restrictions, the insider trading policy requires that our Section 16 officers pre-clear every transaction involving Company securities with the Company's compliance officers. Additionally, directors and certain officers are prohibited from trading in Company securities during certain blackout periods.

The foregoing summary of our insider trading policy does not purport to be complete and is qualified in its entirety by reference to the full text of the policy, a copy of which can be found as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Report of the Audit Committee

BV Financial’s management is responsible for BV Financial’s internal controls and financial reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles in the United States of America. The Audit Committee oversees BV Financial’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and with the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board (United States) Auditing Standard No. 1301, Communications with Audit Committees, which include the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether any non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting and the overall quality of its financial reporting process.

In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Company’s consolidated financial statements to accounting principles generally accepted in the United States of America. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the Securities and Exchange Commission. The Audit Committee has appointed Forvis Mazars, LLP to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2025, subject to stockholder ratification.

Audit Committee of the Board of Directors

of

BV Financial, Inc.

William Streett Baldwin, Chairman

William B. Crompton

Machteld V. Thomas

Directors’ Compensation

The following table sets forth for the year ended December 31, 2024 certain information as to the total compensation we paid to our non-employee directors. Neither Mr. Flair nor Mr. Prindle received any compensation in his capacity as a director during the fiscal year ended December 31, 2024.

Director Compensation Table for the Year Ended December 31, 2024
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
Gary T. Amereihn	27,500	209,447	156,060	393,007
William Streett Baldwin	19,900	209,447	156,060	385,407
P. David Bramble	14,250	209,447	156,060	379,757
William B. Crompton, III	24,400	209,447	156,060	389,907
Joseph S. Galli	16,000	209,447	156,060	381,507
Brian K. McHale	12,000	209,447	156,060	377,507
Joshua W. Posnick	15,400	209,447	156,060	380,907
Machteld V. Thomas	16,000	209,447	156,060	381,507

(1) Reflects the aggregate grant date fair value for restricted stock awards granted during the fiscal year, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 – Share Based Payment. The amounts were calculated based on the Company’s stock price as of the grant date, which was $14.25 per share. See footnotes to the directors and executive officers stock ownership table under “Stock Ownership” for the aggregate number of unvested restricted stock award shares held by each director at fiscal year-end. Restricted stock awards vest 25% per year commencing on September 6, 2025, the first anniversary of the grant date.

(2) Reflects the aggregate grant date fair value for stock options granted during the fiscal year, computed in accordance with FASB ASC Topic 718 using the Black-Scholes option pricing model to estimate the fair value of stock option awards. Stock option awards vest 25% per year commencing on September 6, 2025, the first anniversary of the grant date. As of December 31, 2024, each director had an outstanding stock option award for 36,746 shares. The actual realized value of the stock options, if any, will depend on the extent to which the market value of Company common stock exceeds the exercise price of the stock options on the exercise date. Accordingly, there is no assurance that the realized value will be at or near the estimated value disclosed in the table.

Director Supplemental Retirement Agreement. BayVanguard Bank maintains an amended and restated supplemental director retirement agreement with Mr. McHale to provide certain payments to him upon his retirement or to his beneficiary if he dies under certain circumstances. Under the agreement, Mr. McHale is entitled to a retirement benefit equal to $6,100 per year, payable in monthly installments for ten years commencing after attaining age 70. If Mr. McHale dies while actively serving as a member of the board of directors, all of his accrued liability account will be paid to his beneficiary within 30 days following his death in an unreduced lump sum. If he dies during the installment payout of benefits, the remaining installments will be paid monthly to his beneficiary. If Mr. McHale separates from service following a change in control (as defined in the agreement), Mr. McHale will receive benefits under the plan as if he had retired from BayVanguard Bank upon attainment of age 70.

Stock Ownership

The following tables provide the beneficial ownership of shares of common stock of BV Financial held by all individuals known to management to own more than 5% of our common stock at March 14, 2025, and by our directors and executive officers, individually and as a group. For purposes of these tables, a person is deemed to be the beneficial owner of any shares of common stock over which he has, or shares, directly or indirectly, voting or investment power or as to which he or she has the right to acquire beneficial ownership at any time within 60 days after March 14, 2025. The mailing address for each of our directors and executive officers is 7114 North Point Road, Baltimore, Maryland 21219.

	Number of Shares		Percent Outstanding(1)
5% Beneficial Owners:

Alliance Bernstein, L.P.	1,100,095	(1)	9.68%
501 Commerce Street
Nashville, TN 37203

Fourthstone, LLC	592,370	(2)	5.21%
575 Maryville Centre Drive, Suite 110
St. Louis, Missouri 63141

BayVanguard Bank Employee Stock Ownership Plan	861,618	(3)	7.58%
7114 North Point Road
Baltimore, Maryland 21219
(1)
Information is based on a Schedule 13F filed with the Securities and Exchange Commission on February 12, 2025.
(2)
Based on information reported in a Schedule 13G filed with the SEC on February 14, 2025, Fourthstone LLC has shared voting and dispositive power over 592,370 shares; Fourthstone Master Opportunity Fund Ltd. has shared voting and dispositive power over 446,734 shares; Fourthstone GP LLC has shared voting and dispositive power over 145,636 shares; Fourthstone QP Opportunity Fund LP has shared voting power and dispositive power over 134,276 shares; and Fourthstone Small-Cap Financials Fund LP has shared voting and dispositive power over 11,360 shares. L. Phillip Stone, IV, is the Managing Member of Fourthstone LLC and Fourthstone GP and may be deemed to beneficially own securities owned by Fourthstone.
(3)
Information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 10, 2025.

	Number of Shares		Percent Outstanding(1)
Directors:
Gary T. Amereihn	64,959	(2)	*
William Streett Baldwin	72,648	(3)	*
P. David Bramble	27,632	(4)	*
William B. Crompton, III	56,989	(5)	*
David M. Flair	220,485	(6)	2.08%
Joseph S. Galli	186,328	(7)	1.76%
Brian K. McHale	38,421	(8)	*
Timothy L. Prindle	370,211	(9)	3.50%
Joshua W. Posnick	24,663	(3)	*
Machteld V. Thomas	49,602	(10)	*

Executive Officers Who Are Not Directors:
Michael J. Dee	97,364	(11)	*
Gregory J. Olinde	10,537	(12)	*
All directors, nominees and executive officers as a group (13 persons)	1,248,777		11.79%

________________

* Less than 1%.

(1) Based on 10,594,044 shares outstanding at March 14, 2025.

(2) Includes 5,000 shares held by Mr. Amereihn’s spouse in her IRA and 14,698 shares of unvested restricted stock.

(3) Includes 15,464 shares of unvested restricted stock.

(4) Includes 10,000 shares held in an LLC and 15,464 shares of unvested restricted stock.

(5) Includes 11,010 shares held by a trust and 14,698 shares of unvested restricted stock.

(6) Includes options to acquire 21,433 shares, 10,238 shares allocated under the Employee Stock Ownership Plan, 99,912 shares of unvested restricted stock and 4,508 shares held in trust in the BayVanguard Bank 401(k) Plan.

(7) Includes 20,250 shares held in an LLC, 5,013 shares held by Mr. Galli’s spouse in her IRA, 2,200 shares held by Mr. Galli’s first daughter (including 1,300 shares held in her IRA) and 1,900 shares held by Mr. Galli’s second daughter (including 1,500 shares held in her IRA) and 14,698 shares of unvested restricted stock.

(8) Includes 3,980 shares held by Mr. McHale’s spouse in her IRA and 15,034 shares of unvested restricted stock.

(9) Includes 8,591 shares held in by Mr. Prindle’s spouse in her IRA accounts, 99,137 shares of unvested restricted stock, 38,201 shares held in trust in the BayVanguard Bank 401(k) Plan and 3,897 shares allocated under the Employee Stock Ownership Plan.

(10) Includes 10,000 shares of stock held by Ms. Thomas’s spouse in his IRA and 15,799 shares of unvested restricted stock.

(11) Includes options to acquire 18,370 shares, 7,114 shares allocated under the Employee Stock Ownership Plan and 30,000 shares of unvested restricted stock.

(12) Includes 749 shares held in trust in the BayVanguard Bank 401(k) Plan and 3,588 shares allocated under the Employee Stock Ownership Plan.

Items OF BUSINESS to be Voted on by STOCKHOLDERs

Item 1 — Election of Directors

BV Financial’s Board of Directors consists of ten members. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election at this year’s annual meeting are William Streett Baldwin, William B. Crompton, III, David M. Flair and Joshua W. Posnick. Each nominee currently serves as a director of BV Financial and BayVanguard Bank.

The Board of Directors intends to vote the proxies solicited by it in favor of the election of the nominees named above. If the nominees are unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may reduce the size of the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve.

The Board of Directors unanimously recommends a vote “FOR” each of the nominees for director.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The indicated age for each individual is as of December 31, 2024. The indicated period for service as a director includes service as a director of BayVanguard Bank. There are no family relationships among the directors.

Director Nominees for Term Expiring in 2028

William Streett Baldwin. For over 35 years, Mr. Baldwin has been a director of Ellin & Tucker, Chartered, a business consulting and certified public accounting firm located in Baltimore, Maryland. Mr. Baldwin is a certified public accountant and is a member of the American Institution of Certified Public Accountants and the Maryland Association of Certified Public Accountants. Through his experience as a certified public accountant and his strong risk assessment, financial reporting and internal control expertise, as well as extensive knowledge of accounting and regulatory issues, Mr. Baldwin provides an understanding of public accounting and financial matters to the Board. Age 62. Director since 2012.

William B. Crompton, III. Mr. Crompton served as a Director of Kopernik Bank from 2017 until its acquisition by BV Financial in 2019. Mr. Crompton retired from the Office of the Comptroller of the Currency in 2015. Mr. Crompton had held managerial positions in the Office of the Comptroller of the Currency, Office of Thrift Supervision and Federal Home Loan Bank System for over 30 years. With his background of directly working in and managing the examination and supervision of financial institutions at several bank regulatory agencies, Mr. Crompton provides the Board with extensive knowledge regarding regulatory matters and the financial and economic challenges confronting banks. Age 71. Director since 2019.

David M. Flair. Mr. Flair became the Chief Executive Officer of BV Financial and BayVanguard in 2013 and was also named President of BV Financial and BayVanguard in 2014. Mr. Flair was hired as the Chief Financial Officer of BV Financial and BayVanguard in 2012 and served in that role until 2014. Mr. Flair served as the Chief Financial Officer of Advance Bank in Baltimore, Maryland, beginning in 2006 and was also appointed as a director and named the Acting Chief Executive Officer of Advance Bank before his departure in 2012. Mr. Flair is a certified public accountant and was a partner with Anderson Associates LLP and Beard Miller Company LLP for almost 20 years before joining Advance Bank. In addition to his wide range of management experience and leadership skills, Mr. Flair’s strong financial background and his knowledge and understanding of the financial, economic and regulatory environments make him a valuable asset to the Board. Age 61. Director since 2012.

Joshua W. Posnick. Since 2022, Mr. Posnick has been Senior Managing Director of Capital Markets for Mill Creek Residential, a real estate development and management company, located in Washington, D.C. From 2018 until 2022, Mr. Posnick was Managing Director of Development in the Mid-Atlantic region for Mill Creek Residential. Mr. Posnick provides the Board with business management skills and knowledge regarding real estate and business matters in our market area. Age 39. Director since 2019.

Directors Continuing in Office with Terms Expiring in 2026

Gary T. Amereihn.Mr. Amereihn retired from Kopernik Bank in 2019 as part of BayVanguard Bank’s acquisition of Kopernik Bank, having served as Kopernik Bank’s Chairman and Chief Financial Officer from 1992 to 2019. Mr. Amereihn serves as the Chairman of the Board of BV Financial and BayVanguard Bank. Mr. Amereihn’s past service as a chairman, chief executive officer and chief financial officer of a financial institution and his participation in the communities we serve brings an extensive knowledge of the financial, economic and regulatory challenges we face as well as knowledge of the local economy and business opportunities for BayVanguard Bank. Age 70. Director since 2019.

Brian K. McHale. Mr. McHale has been a Steamship Clerk with International Longshoremen’s Association Local 953 located in Baltimore, Maryland since 1972 and from 1990 until 2014 he was a state delegate to the Maryland General Assembly. Mr. McHale’s long-standing involvement in our local community brings knowledge of the local economy and business opportunities to BayVanguard Bank. His leadership skills and knowledge of the financial, economic and regulatory challenges we face make him well suited to serve on the Board. Age 70. Director since 1987.

P. David Bramble. Mr. Bramble has been a managing partner at MCB Real Estate, LLC (“MCB”) since 2005 and has been working in real estate investment for over 20 years. He dedicates his time to sourcing and capitalizing transactions and overseeing project underwriting and execution. Prior to MCB, Mr. Bramble served as the director of commercial lending for a regionally-based full-service lending firm –Madison Funding – which he co-founded in 2000. Prior to that, Mr. Bramble worked for the law firm of Steptoe & Johnson LLP where he provided corporate and real estate advisory services. Mr. Bramble serves as the Chairman of the Board of Lendistry, a fintech enabled CDFI focused on providing small business capital to underserved communities nationwide. He serves on the investment committee and board of the Robert W. Deutsch Foundation, which invests in innovative people, projects, and ideas that improve the quality of life in Baltimore. He also serves on the boards of Johns Hopkins Bayview Hospital, Ronald McDonald House, UPENN Institute for Urban Research and the Baltimore Tree Trust. The Board believes that Mr. Bramble provides the Board with extensive knowledge regarding financial, economic and legal matters and knowledge of our market area due to his long-standing involvement in our local community. Age 47. Director since 2023.

Directors Continuing in Office with Terms Expiring in 2027

Joseph S. Galli. For over 30 years, Mr. Galli has been an Executive Vice President of The Bernstein Companies, which is an owner, developer, investor and manager of commercial, residential, industrial and hotel properties in the Mid-Atlantic region of the United States. Within The Bernstein Companies, Mr. Galli is a managing director of Consortium Capital, which is a series of real estate equity funds that invest in commercial real estate throughout the Mid-Atlantic. Mr. Galli is also the Chairman of the Government Relations Committee for the Washington, D.C. chapter of Autism Speaks. Mr. Galli’s experience and long-standing involvement in our local community provides the Board with business management skills and knowledge regarding real estate and business matters in our market area. Age 61. Director since 2015.

Timothy L. Prindle. Mr. Prindle was appoint as the Co-President and Chief Executive Officer and a member of the Board of Directors of Bay-Vanguard M.H.C., BV Financial and BayVanguard Bank in 2019. Previously he served as President and Chief Executive Officer of Kopernik Bank since 2012 before it was acquired by BayVanguard in 2019. Mr. Prindle began his career as a Bank Examiner at the Office of Thrift Supervision. In addition to his wide range of management experience and leadership skills, Mr. Prindle’s strong regulatory background and his knowledge and understanding of the financial, economic and regulatory environments make him a valuable asset to the Board. Age 39. Director since 2019.

Machteld V. Thomas. Ms. Thomas retired from North Arundel Savings Bank in 2021 as part of BV Financial’s acquisition of North Arundel Savings Bank, having served as the President and Chief Executive Officer for 14 years before the acquisition. Ms. Thomas serves on the board of directors of Bello Machre, a nonprofit that offers care and support for children and adults with developmental disabilities. Ms. Thomas’ past service as a chief executive officer of a financial institution and her participation in the communities we serve brings an extensive knowledge of the financial, economic and regulatory challenges we face as well as knowledge of the local economy and business opportunities for BayVanguard Bank. Age 70. Director since 2022.

Executive Officers Who Are Not Directors

The following sets forth information regarding our executive officers who are not directors. Age information is as of December 31, 2024.

Michael J. Dee. Mr. Dee was our Senior Vice President and Chief Financial Officer since 2014 before he was named our Executive Vice President and Chief Financial Officer in 2019. Age 64.

Gregory J. Olinde. Mr. Olinde has been our Executive Vice President and Chief Credit Officer and Delmarva Market President since 2020. Mr. Olinde was Executive Vice President, Chief Credit Officer for 1880 Bank from 2013 to 2020, when 1880 was acquired by BayVanguard Bank. Age 57.

Rose M. Searcy. Ms. Searcy has been with the Bank since 1992 and became our Executive Vice President, Human Resources in 2021. Age 51.

Item 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

Forvis Mazars, LLP served as our independent registered public accounting firm for the year ended December 31, 2024. The Audit Committee of the Board of Directors has appointed Forvis Mazars, LLP to serve as the independent registered public accounting firm for the year ending December 31, 2025, subject to ratification by stockholders. A representative of Forvis Mazars, LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the appointment of the independent registered public accounting firm is not ratified by a majority of the votes cast by stockholders at the annual meeting, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.

The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the appointment of Forvis Mazars, LLP to serve as the independent registered public accounting firm for the year ending December 31, 2025.

Audit Fees. The following table sets forth the fees that Forvis Mazars, LLP billed to the Company and the Bank for the years ended December 31, 2024 and 2023, respectively.

	2024	2023
Audit Fees	$277,440	$390,000	(1)
Audit-Related Fees	—	—
Tax Fees	27,815	38,000
All Other Fees	—	—

(1) For 2023, includes $127,000 of fees related to the initial public offering.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm. The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the independent registered public accounting firm does not provide any non-audit service to us prohibited by law or regulation.

Executive Compensation

Summary Compensation Table

The following table sets forth for the year ended December 31, 2024 and 2023 certain information as to the total compensation paid to our Co-President and Chief Executive Officers and our two other most highly compensated executive officers whose total compensation exceeded $100,000 for the year ended December 31, 2024. Each executive is referred to as a “named executive officer.”

Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Nonequity Incentive Plan Compensation ($)	All other Compensation ($)(3)	Total ($)
David M. Flair, Co-	2024	434,452	—	1,456,117	1,085,235	347,562	37,206	3,360,572
President and Chief	2023	365,820	27,035	32,760		318,864	21,303	765,782
Executive Officer

Timothy L. Prindle, Co-	2024	434,452	—	1,456,117	1,085,235	347,562	51,869	3,375,235
President and Chief	2023	365,820	27,035	32,750		318,864	36,781	781,250
Executive Officer

Michael J. Dee,	2024	247,738	4,764	445,800	221,500	99,095	51,643	1,070,540
Executive Vice President	2023	235,941	24,537	—		94,376	5,826	360,680
and Chief Financial Officer

Gregory J. Olinde,	2024	215,323	4,141	—	66,450	64,597	52,048	402,559
Executive Vice	2023	209,051	4,020	—		87,221	10,938	311,230
President and Chief
Lending Officer

(1) Reflects the aggregate grant date fair value for restricted stock awards granted during the fiscal year, computed in accordance with FASB ASC Topic 718. The amounts were calculated based on the Company’s stock price as of the grant date, which was $14.86 per share. Restricted stock awards vest in four approximately equal installments, with the first vesting occurring on the first anniversary of the grant date.

(2) Reflects the aggregate grant date fair value for stock options granted during the fiscal year, computed in accordance with FASB ASC Topic 718 using Black-Scholes option pricing model to estimate the fair value of stock option awards. Stock option awards vest in four approximately equal installments, with the first vesting occurring on the first anniversary of the grant date. The actual realized value of the stock options, if any, will depend on the extent to which the market value of Company common stock exceeds the exercise price of the stock options on the exercise date. Accordingly, there is no assurance that the realized value will be at or near the estimated value disclosed in the table.

(3) A break-down of the various elements of compensation in this column is set forth below: The table excludes perquisites that did not exceed $10,000 in the aggregate for each named executive officer.

	All Other Compensation
Name	401(k) Plan ($)	Insurance Premiums ($)	Medical Coverage ($)	ESOP Allocation ($)	Vehicle Allowance ($)	Total All Other Compensation ($)
David M. Flair	4,815	1,326	—	31,065	—	37,206
Timothy L. Prindle	4,600	1,326	14,878	31,065	—	51,869
Michael J. Dee	4,374	1,326	14,878	31,065	—	51,643
Gregory J. Olinde	631	1,326	12,695	28,396	9,000	52,048

Stock-Based Compensation

Set forth below is certain information regarding outstanding equity awards granted to the named executive officers at December 31, 2024:

Outstanding Equity Awards at Fiscal Year-End

	Option Awards(1)				Stock Awards(1)
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)(2)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
David M. Flair	21,433	—	5.65	12/31/2027	6,062	104,388
		244,974	14.86	09/17/2034	97,989	1,687,371
Timothy L. Prindle	—	—	—	—	4,510	77,662
		244,974	14.86	09/17/2034	97,989	1,687,371
Michael J. Dee	18,370	—	5.65	12/31/2027	—	—
		50,000	14.86	09/17/2034	30,000	516,600
Gregory J. Olinde	—	15,000	14.86	09/17/2034	—	—

(1) Based on the closing price of the Company’s stock on December 29, 2024, which was $17.22 per share.

(2) Stock option awards vest 25% per year commencing on September 6, 2025, the first anniversary of the grant date.

(3) Restricted stock awards vest 25% per year commencing on September 6, 2025, the first anniversary of the grant date.

BV Financial, Inc. 2024 Equity Incentive Plan. BV Financial maintains the BV Financial, Inc. 2024 Equity Incentive Plan. As of December 31, 2024, there were 48,397 restricted stock awards and 100,982 stock options remaining available for future grants under the 2024 Equity Incentive Plan.

BV Financial, Inc. 2021 Equity Incentive Plan. BV Financial also maintains the BV Financial, Inc. 2021 Equity Incentive Plan. Since the approval of the BV Financial, Inc. 2024 Equity Incentive Plan, no equity awards have been available for grant under the 2021 Equity Incentive Plan. However, as of December 31, 2024, 0 previously granted stock options and 15,654 previously granted unvested shares of restricted stock remain outstanding.

BV Financial, Inc. 2017 Stock Option Plan. BV Financial also maintains the BV Financial, Inc. 2017 Stock Option Plan. Since the approval of the BV Financial, Inc. 2021 Equity Incentive Plan, no stock options have been available for grants under the 2017 Stock Option Plan. However, as of December 31, 2024, 54,117 previously granted stock options remain outstanding.

Policies and Practices Related to the Grant of Certain Equity Awards

While the Company does not have formal policy or obligation that requires it to grant or award equity-based compensation on specific date, the Compensation Committee and the Board of Directors have a historical practice of not granting stock options to executive officers during closed quarterly trading windows as determined under the Company’s insider trading policy. Consequently, the Company has not granted, and does not expect to grant, any stock options to any named executive officers within four business days preceding the filing with the SEC of any report on Forms 10-K, 10-Q or 8-K that discloses material non-public information. The Compensation Committee and the Board of Directors do not take material non-public information into account when determining the timing of equity awards and do not time the disclosure of material non-public information to impact the value of executive compensation.

Agreements and Benefit Plans

Employment Agreements. BayVanguard Bank and BV Financial entered into employment agreements with Messrs. Flair and Prindle in 2018. The terms of the agreements automatically extend annually so that the remaining term remains three years, unless either BayVanguard Bank or the executive give written notice to the other party of non-renewal. If either party provides the other with notice of non-renewal, the term will become fixed and expire at the end of the then current term. Notwithstanding the foregoing, if BayVanguard Bank or BV Financial enters into a transaction that would constitute a change in control, as defined under the employment agreements, the term of the agreements would automatically extend so that they would expire no less than three years following the effective date of the change in control.

The employment agreements specify the base salaries of Messrs. Flair and Prindle, which are currently $426,480. The Board of Directors of BayVanguard Bank may increase, but not decrease, the executives’ base salaries. Also, following a change in control, the Compensation Committee (or other appropriate committee) will review the executives’ base salaries and will increase the base salaries by a percentage that is not less than the average annual percentage increase in base salary received by each executive over the three years immediately preceding the year in which the change in control occurs. In addition to base salary, the agreements provide that each executive will participate in any bonus plan or arrangement of BayVanguard Bank or BV Financial in which senior management is eligible to participate. Each executive is also entitled to participate in all employee benefit plans, arrangements and perquisites offered to employees and officers of BayVanguard Bank and the reimbursement of reasonable travel and other business expenses incurred in the performance of his duties for BayVanguard Bank. BayVanguard Bank will also reimburse each executive for the business use of any automobile, provide or reimburse each executive with/for a cellular phone, and reimburse each executive for certain expenses incurred in connection with the executive’s attendance at an annual banking conference.

BayVanguard Bank may terminate the executives’ employment, or the executives may resign from their employment, at any time with or without good reason. Under the employment agreements, if BayVanguard Bank terminates an executive’s employment without cause or the executive voluntary resigns for “good reason” (i.e., following a “qualifying termination event”), BayVanguard Bank will pay the executive a lump sum severance payment equal to three times the average taxable income for the five taxable years immediately preceding the year in which the termination of employment occurs. In addition, BayVanguard Bank will provide the executive with continued life insurance and non-taxable medical and dental insurance substantially comparable to the coverage provided by BayVanguard Bank immediately before the termination of employment under the same cost-sharing arrangements that apply for active employees of BayVanguard Bank as of the date of termination. The coverage will cease at the earlier of (1) the expiration of the term of the employment agreement or (2) the date on which the executive becomes a full-time employee with another employer.

Under the employment agreements, upon a change in control of BayVanguard Bank or BV Financial, the executives would receive a payment equal to three times the sum of (1) the average taxable income for the five taxable years immediately preceding the year in which the change in control occurs, (2) the matching contributions made to the 401(k) Plan for the plan year immediately preceding the year in which the change in control occurs and (3) the contribution made on the executive’s behalf under the employee stock ownership plan for the plan year immediately preceding the year in which the change in control occurs. The payment will be made to the executive within ten days following the change in control. If the change in control payment provided under the employment agreements, together with any other payments or payments or benefits made to or provided to the executives, constitute “parachute payments” under Section 280G of the Code, the executive’s payments under the employment agreements will be cut-back to an amount so that there are not parachute payments, but only if the reduction provides a greater economic benefit to the executive than if the executive received all payments and paid any excise tax due under Section 4999 of the Code.

The employment agreements terminate upon the executive’s death or disability. Upon the executive’s death, his beneficiary will receive the base salary the executive would have received through the end of the month in which the death occurred. In addition, for one year following his death, the executive’s dependents will receive continued non-taxable medical and dental coverage.

The executive’s employment may also be terminated for “cause” (as defined in the employment agreements) at any time, in which case the executive will have no right to any payments or benefits, other than any vested benefits.

Change in Control Agreement. BayVanguard Bank maintains a change in control agreement with Mr. Dee. The change in control agreement has a term of three years and the Board of Directors of BayVanguard Bank may extend the term of the agreement by one year every July 1, so that it remains three years, unless the executive gives notice of his desire that the term not be extended.

If the executive’s employment involuntary terminates for reasons other than cause, or in the event of the executive’s resigns for “good reason” (as those terms are defined in the agreement), in either case within one year following a change in control, Mr. Dee will receive a severance payment, paid in a single lump sum, equal to three times his “base amount,” as that term is defined for purposes of Section 280G of the Code (i.e., three times the average of the taxable compensation for the five taxable years preceding the year in which the change in control occurs). In addition, BayVanguard Bank will provide the executive with continued life insurance and non-taxable medical and dental insurance substantially comparable to the coverage provided by BayVanguard Bank immediately before the termination of employment under the same cost-sharing arrangements that apply for active employees of BayVanguard Bank as of the date of termination. The coverage will cease after 36 months. If the coverage cannot be provided to the executive, he will receive a cash payment reasonably estimated to equal the value of the coverage. If the payments and benefits paid to or provided to the executive constitute an excess parachute payment for purposes of Section 280G of the Code, the payments or benefits will be reduced to an amount that does not create and excess parachute payment.

Salary Continuation Plans. BayVanguard Bank sponsors a Salary Continuation Plan for each of Messrs. Flair and Prindle. Under the plans, if the executive separates from service before reaching his normal retirement age under the plan (age 68 for Mr. Flair and age 48 for Mr. Prindle), the executive will be entitled to an annual benefit of $100,000. The annual payments will commence on the first day of the second month following the separation from service and will continue for 15 years. If an executive separates from service before reaching his normal retirement age, he will receive a benefit equal to the accrued benefit (i.e., the amount accrued to reflect the liability of BayVanguard Bank under the plan). The benefit will be paid in installments commencing on the first day of the second month following the executive’s normal retirement age and continuing for 15 years.

If an executive dies while in service and before reaching his normal retirement age, his beneficiary will receive the accrued benefit under the plan less the benefit described in any endorsement split dollar life insurance agreement between BayVanguard Bank and the executive. If the executive is not a party to a split dollar agreement, the accrued benefit will be paid to his beneficiary in a lump sum on the first day of the second month following the executive’s death. If the executive dies following a separation from service or while in service and after attaining his normal retirement age, his beneficiary will receive the present value of the normal retirement benefit less the benefit provided for in any endorsement split dollar life insurance agreement between BayVanguard Bank and the executive. If the executive is not a party to a split dollar agreement, the present value of the normal retirement benefit will be paid to his beneficiary in a lump sum on the first day of the second month following the executive’s death. If the executive dies after payments have commenced under the plan, his beneficiary will receive the present value of the remaining benefit payments less the benefit provided for in any endorsement split dollar life insurance agreement between BayVanguard Bank and the executive. If the executive is not a party to a split dollar agreement, the present value of the remaining benefit payments will be paid to his beneficiary in a lump sum on the first day of the second month following the executive’s death.

If an executive involuntarily separates from service or separates from service for good reason, in either case, within two years following a change in control, the executive will receive the present value of the normal retirement benefit, payable in a lump sum on the first day of the second month following the separation from service.

If the executive becomes disabled while in service and before his normal retirement age, he will receive the normal retirement benefit, as if he had attained his normal retirement age. The benefit will be paid commencing on the first day of the second month following his normal retirement age and will continue for 15 years.

Executive Split Dollar Agreement. BayVanguard Bank has purchased life insurance policies covering certain officers, including Mr. Flair. Although the Bank owns these policies, the individuals have an interest in the policy proceeds paid at their death. BayVanguard Bank has entered into an Executive Split Dollar Agreement with Mr. Flair. Under the Split Dollar Agreement, upon Mr. Flair’s death, his beneficiaries will receive a death benefit in the amount of the lesser of (1) the present value of the benefit Mr. Flair would have received under as the normal retirement benefit under the Salary Continuation Plan (as if he had attained age 65 immediately before his death if he dies before age 65) or, if Mr. Flair is in pay status under the Salary Continuation Plan, the present value of the remaining payments that would be due under the Salary Continuation Plan or (2) the net death proceeds (i.e., the total death proceeds of the life insurance policy minus the cash surrender value). Each year, BayVanguard Bank imputes income to Mr. Flair to reflect the value of the life insurance coverage provided under the Split Dollar Agreement. The Split Dollar Agreement terminates upon the occurrence of (1) the surrender, lapse or other termination of the underlying life insurance policy, (2) cessation of BayVanguard Bank’s business, which is not continued by any successor, (3) written notice of termination of the agreement by either party to the agreement, (4) bankruptcy, receivership, or dissolution of BayVanguard Bank, or (5) distribution of the death benefits in accordance with the terms of the agreement.

Other Information Relating to Directors and Executive Officers

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of our equity securities, file reports of ownership and changes in ownership with the Securities Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of the reports we have received and of written representations provided to us by the individuals required to file the reports, we believe that each executive officer, director and greater than 10% beneficial owner has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended December 31, 2024, except for the following individuals who inadvertently failed to file timely reports as follows: Gary T. Amereihn, William Streett Baldwin, P. David Bramble, William B. Crompton, III, Joseph S. Galli, Brian K. McHale, Joshua W. Posnick and Machteld V. Thomas (for each, one Form 4 to report award grants under the 2024 Equity Incentive Plan).

Transactions with Related Persons

Loans and Extensions of Credit. Federal law generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from the prohibition for loans made by federally insured financial institutions, such as BayVanguard Bank, to their executive officers and directors in compliance with federal banking regulations.

BayVanguard Bank makes loans to its executive officers and directors in the ordinary course of business. BayVanguard Bank has adopted written policies governing these loans. In accordance with federal regulations, all such loans or extensions of credit were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to BayVanguard Bank and did not involve more than the normal risk of collectability or present other unfavorable features. All such loans are approved in advance by the Board of Directors with any interested director abstaining.

Other Transactions. During the year ended December 31, 2022, BayVanguard Bank entered into an agreement with MCB Real Estate, LLC to lease space for the new location of the Bayview branch in Baltimore. Mr. Bramble is the managing partner at MCB and has an ownership interest of 22.5% in MCB. Mr. Bramble was not a director or a nominee for election to the board of directors at the time BayVanguard Bank entered into the lease agreement. Rent payments made by BayVanguard Bank to MCB under the agreement totaled $48,000 as of December 31, 2024 and the remaining amount of rent outstanding under the agreement is approximately $479,000 over the 10-year term of the lease.

Submission of STOCKHOLDER Business Proposals and Nominations

The Company must receive proposals that stockholders seek to include in the proxy statement for its next annual meeting no later than December 4, 2025. If next year’s annual meeting is held on a date that is more than 30 calendar days from May 8, 2026, a stockholder proposal must be received by a reasonable time before we begin to print and mail our proxy solicitation materials for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

Under Securities and Exchange Commission Rule 14a-19, a stockholder intending to engage in a director election contest with respect to the annual meeting of stockholders to be held in 2026 must give the Company notice of its intent to solicit proxies by providing the names of its nominees and certain other information at least 60 calendar days before the anniversary of the previous year’s annual meeting, or by March 9, 2026.

In addition to the requirement set forth under Securities and Exchange Commission Rule 14a-19, under the Company’s Bylaws, for a stockholder to properly bring business before an annual meeting or make nominations for the election of directors, the stockholder must give written notice to our Corporate Secretary at our principal executive office not less than 90 days nor more than 100 days before the anniversary of the prior year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 days before the anniversary of the prior year’s annual meeting of stockholders, such written notice will be timely only if delivered or mailed to and received by the Corporate Secretary at the principal executive office no earlier than the day on which public disclosure of the date of such annual meeting is first made and not later than the 10th day following the earlier of the day notice of the meeting was mailed to stockholders or such public disclosure was made. Such written notice must also contain the information specified by the Bylaws.

STOCKholder Communications

Stockholders who wish to communicate with the Board of Directors or an individual director should do so in writing to BV Financial, Inc., 7114 North Point Road, Baltimore, Maryland 21219. Depending on the subject matter, the Secretary will forward the communication, handle the inquiry directly, or not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic or is unduly hostile, threatening, illegal or otherwise inappropriate. Communications regarding financial or accounting policies may be made in writing to the Chairman of the Audit Committee, at the same address. All other communications should be sent in writing to the attention of the Chair of the Governance and Nominating Committee at the same address.

Miscellaneous

The Company will pay the cost of this proxy solicitation and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending proxy materials to the beneficial owners of Company common stock. In addition to soliciting proxies by mail, our directors, officers and regular employees may solicit proxies personally or by telephone without receiving additional compensation.

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 is included with this proxy statement. Any stockholder who has not received a copy of the Annual Report on Form 10-K may obtain a copy by writing to our Corporate Secretary or by accessing a copy online. See “Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 8, 2025.”

The Annual Report on Form 10-K is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

If you and others who share your address own your shares of Company common stock in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Please vote by marking, signing, dating, and promptly returning a proxy card or by voting via the Internet or by telephone.

BV Financial, Inc.

VOTE

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by May 8, 2025, at 1:00 a.m., Eastern Time.

Online
Go to **www.investorvote.com/BVFL** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/BVFL

Using a black ink pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

	For	Withhold
01 - William Streett Baldwin	☐	☐
02 - William B. Crompton, III	☐	☐
03 - David M. Flair	☐	☐
04 - Joshua W. Posnick	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

41BV 643597

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

0448RC

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card are available at: www.edocumentview.com/BVFL

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/BVFL

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

REVOCABLE PROXY — BV FINANCIAL, INC.

ANNUAL MEETING OF STOCKHOLDERS
May 8, 2025
3:00 p.m., Local Time
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the official proxy committee of BV Financial, Inc. (the "Company"), consisting of Gary T. Amereihn, Brian K. McHale, P. David Bramble, Joseph S. Galli, Timothy L. Prindle and Machteld V. Thomas, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company that the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on May 8, 2025 at 3:00 p.m., local time, at BayVanguard Bank, 532 Eastern Boulevard, Essex, Maryland 21221 and at any and all adjournments or postponements, with all of the powers the undersigned would possess if personally present at such meeting.

This proxy will be voted as directed, but if no instructions are specified for one or more proposals, this proxy, if signed, will be voted "FOR" the nominees listed and "FOR" the listed proposal.

Should the above-signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of BV Financial, Inc. at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of BV Financial, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later-dated proxy before a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company, before the execution of this proxy, of a Notice of Annual Meeting of Stockholders and a Proxy Statement dated April 3, 2025.

(Continued, and to be marked, dated and signed, on the other side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

BAYVANGUARD BANK 401(K) SAVINGS PLAN CONFIDENTIAL VOTING INSTRUCTIONS

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 8, 2025

Dear 401(k) Plan Participant:

You are receiving the attached 401(k) Plan Vote Authorization Form to convey to Pentegra Trust Company (the “401(k) Plan Trustee”) your voting instructions on the proposals to be presented at the Annual Meeting of Stockholders of BV Financial, Inc. (the “Company”) to be held at BayVanguard Bank, 532 Eastern Boulevard, Essex, Maryland on Thursday, May 8, 2025 at 3:00 p.m., local time.

The BayVanguard Bank 401(k) Savings Plan (the “401(k) Plan”) allows participants to direct the 401(k) Plan Trustee how to vote the common stock of the Company allocated to each participant’s 401(k) Plan account.

The Company is forwarding this Confidential Voting Instruction Letter and 401(k) Vote Authorization Form so that you may convey your voting instructions on the matters to be considered at the Annual Meeting or any adjournment thereof. To direct the voting of the shares allocated to your account, you must either complete, sign and date the ESOP Vote Authorization Form and return it in the accompanying postage-paid envelope or you may provide your voting instructions via telephone or the Internet, as described on the enclosed 401(k) Vote Authorization Form.

Your voting instructions via telephone or the Internet must be provided or your 401(k) Vote Authorization Form must be received no later than 11:59 p.m., Eastern Time, May 1, 2025. Your vote will not be revealed to the Company.

Your confidential vote and the votes of other participants will be tallied by the vote tabulator and the results provided to the 401(k) Plan Trustee who will:

1.
Vote the shares for which voting instructions are timely received in accordance with such instructions (if no instructions are specified and the 401(k) Plan Vote Authorization Form is returned signed, the 401(k) Plan Vote Authorization Form will be considered a vote for each of the proposals stated); and

2.
Vote the shares as to which no timely instructions have been received, in the same proportion as shares for which the 401(k) Plan Trustee has received timely voting instructions, subject to its fiduciary duties under ERISA. If you do not direct the 401(k) Plan Trustee how to vote the shares of Company common stock allocated to your account, the 401(k) Plan Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

BV Financial, Inc.

VOTE

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by May 1, 2025, at 11:59 p.m., Eastern Time.

Online
Go to **www.investorvote.com/BVFL** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/BVFL

Using a black ink pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Vote Authorization Form - 401(K) Plan

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

	For	Withhold		For	Withhold		For	Withhold
01 - William Streett Baldwin	☐	☐	02 - William B. Crompton, III	☐	☐	03 - David M. Flair	☐	☐
04 - Joshua W. Posnick	☐	☐						

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

1 U P X 6 4 3 5 9 7

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

044BVB

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card are available at: www.edocumentview.com/BVFL

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/BVFL

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

401(K) PLAN VOTE AUTHORIZATION FORM — BV FINANCIAL, INC.

ANNUAL MEETING OF STOCKHOLDERS
May 8, 2025
3:00 p.m., Local Time

THIS 401(K) PLAN VOTE AUTHORIZATION FORM IS DISTRIBUTED ON BEHALF OF THE 401(K) TRUSTEE

The undersigned hereby directs the trustee for the BayVanguard Bank 401(k) Savings Plan (the "401(k) Plan") to vote the shares of BV Financial, Inc. (the "Company") common stock allocated to the undersigned's 401(k) Plan account at the Annual Meeting of Stockholders to be held on May 8, 2025, or at any adjournment thereof.

If this form is not returned in a timely manner, the shares of common stock allocated to the participant's 401(k) Plan account will be voted in the same proportion as shares for which the 401(k) Plan Trustee has received timely voting instructions to vote on the proposals, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. If any other business is brought before the Annual Meeting, shares will be voted by the 401(k) Plan Trustee in the manner intended to represent the best interest of participants and beneficiaries of the 401(k) Plan. At the present time, the Board of Directors knows of no other business to be brought before the Annual Meeting.

THIS 401(K) PLAN VOTE AUTHORIZATION FORM WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE 401(K) PLAN VOTE AUTHORIZATION FORM WILL BE VOTED IN FAVOR OF ELECTING THE FOUR NOMINEES TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE 401(K) PLAN TRUSTEE ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS 401(K) PLAN VOTE AUTHORIZATION FORM IS SOLICITED ON BEHALF OF 401(K) PLAN TRUSTEE.

The undersigned acknowledges receipt from the Company, before the execution of this proxy, of a Notice of Annual Meeting of Stockholders and a Proxy Statement dated April 3, 2025.

(Continued, and to be marked, dated and signed, on the other side)

BAYVANGUARD BANK EMPLOYEE STOCK OWNERSHIP PLAN CONFIDENTIAL VOTING INSTRUCTIONS

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 8, 2025

Dear ESOP Participant:

You are receiving the attached ESOP Vote Authorization Form to convey to Pentegra Trust Company (the “ESOP Trustee”) your voting instructions on the proposals to be presented at the Annual Meeting of Stockholders of BV Financial, Inc. (the “Company”) to be held at BayVanguard Bank, 532 Eastern Boulevard, Essex, Maryland on Thursday, May 8, 2025 at 3:00 p.m., local time.

The BayVanguard Bank Employee Stock Ownership Plan (the “ESOP”) allows participants to direct the ESOP Trustee how to vote the shares of common stock of the Company allocated to each participant’s ESOP account as of March 14, 2025, the record date for stockholders entitled to vote at the Annual Meeting.

The Company is forwarding this Confidential Voting Instruction Letter and ESOP Vote Authorization Form so that you may convey your voting instructions on the matters to be considered at the Annual Meeting or any adjournment thereof. To direct the voting of the shares allocated to your account, you must either complete, sign and date the ESOP Vote Authorization Form and return it in the accompanying postage-paid envelope or you may provide your voting instructions via telephone or the Internet, as described on the enclosed ESOP Vote Authorization Form.

Your voting instructions via telephone or the Internet must be provided or your ESOP Vote Authorization Form must be received no later than 11:59 p.m., Eastern Time, May 1, 2025. Your vote will not be revealed to the Company.

Your confidential vote and the votes of other participants will be tallied by the vote tabulator and the results provided to the ESOP Trustee who will:

1.
Vote the shares for which voting instructions are timely received in accordance with such instructions (if no instructions are specified and the ESOP Vote Authorization Form is returned signed, the ESOP Vote Authorization Form will be considered a vote for each of the proposals stated); and

2.
Vote the shares as to which no timely instructions have been received, in the same proportion as shares for which the ESOP Trustee has received timely voting instructions, subject to its fiduciary duties under ERISA. If you do not direct the ESOP Trustee how to vote the shares of Company common stock allocated to your account, the ESOP Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

Financial, Inc.

VOTE

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by May 1, 2025, at 11:59 p.m., Eastern Time.

Online
Go to **www.investorvote.com/BVFL** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/BVFL

Using a black ink pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Vote Authorization Form - ESOP

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

Nominee	For	Withhold
01 - William Streett Baldwin	☐	☐
02 - William B. Crompton, III	☐	☐
03 - David M. Flair	☐	☐
04 - Joshua W. Posnick	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

1 U P X 6 4 3 5 9 7

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

044BWB

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card are available at: www.edocumentview.com/BVFL

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/BVFL

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

ESOP VOTE AUTHORIZATION FORM — BV FINANCIAL, INC.

ANNUAL MEETING OF STOCKHOLDERS
May 8, 2025
3:00 p.m., Local Time

THIS ESOP VOTE AUTHORIZATION FORM IS DISTRIBUTED ON BEHALF OF THE ESOP TRUSTEE

The undersigned hereby directs the trustee for the BayVanguard Bank Employee Stock Ownership Plan (the "ESOP") to vote the shares of BV Financial, Inc. (the "Company") common stock allocated to the undersigned's ESOP account at the Annual Meeting of Stockholders to be held on May 8, 2025, or at any adjournment thereof.

If this form is not returned in a timely manner, the shares of common stock allocated to the participant's ESOP account will be voted in the same proportion as shares for which the ESOP Trustee has received timely voting instructions to vote on the proposals, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. If any other business is brought before the Annual Meeting, shares will be voted by the ESOP Trustee in the manner intended to represent the best interest of participants and beneficiaries of the ESOP. At the present time, the ESOP Trustee knows of no other business to be brought before the Annual Meeting.

THIS ESOP VOTE AUTHORIZATION FORM WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THIS ESOP VOTE AUTHORIZATION FORM WILL BE VOTED IN FAVOR OF ELECTING THE FOUR NOMINEES TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE ESOP TRUSTEE ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS ESOP VOTE AUTHORIZATION FORM IS SOLICITED ON BEHALF OF THE ESOP TRUSTEE.

The undersigned acknowledges receipt from the Company, before the execution of this proxy, of a Notice of Annual Meeting of Stockholders and a Proxy Statement dated April 3, 2025.

(Continued, and to be marked, dated and signed, on the other side)